EXECUTION VERSION

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is made as of December 7, 2012, by and between Grandparents.com, Inc., a Delaware corporation (the “Company”), and the investors listed on Exhibit A hereto, each of which is herein referred to as an “Investor”.

THE PARTIES HEREBY AGREE AS FOLLOWS:

SECTION 1

DEFINITIONS

1.1          Definitions. As used in this Agreement, the following terms shall have the following meanings (capitalized terms used herein but not otherwise defined shall have the meanings provided therefor in this Agreement, as hereinafter defined):

“Bridge Conversion Price” shall mean, with respect to a conversion of the Note pursuant to Section 2.5(a), a conversion price per share equal to seventy five percent (75%) of the price per share issued by the Company in the Qualified Financing.

“Business Day” means any day which is not a Saturday or Sunday or a legal holiday on which banks are authorized or required to be closed in New York, New York.

“Collateral” means the property described in the Security Agreement, and all other property now existing or hereafter acquired which may at any time be or become subject to a Lien in favor of the Investors (or any collateral agent on their behalf) pursuant to the Security Agreement or otherwise, securing the payment and performance of the Obligations.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” (and the lower-case versions of the same) shall have meanings correlative thereto.

“Debt” shall mean all liabilities, obligations and indebtedness of every kind and nature of any Person, including, without limitation: (a) indebtedness or liability for borrowed money, or for the deferred purchase price of property or services (including trade obligations); (b) obligations as lessee under any leases (including under any capital leases); (c) any reimbursement or other obligations under any performance or surety bonds or any letters of credit issued for the account of such Person; (d) all net obligations in respect of any derivative products; (e) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any other Person, or otherwise to assure a creditor against loss; and (f) obligations secured by any Lien on property owned by such Person, whether or not the obligations have been assumed.

“GAAP” means generally accepted accounting principles as in effect in the United States, consistently applied.

“Governmental Authority” shall mean any federal, state, local or other governmental department, commission, board, bureau, agency or other instrumentality or authority, domestic or foreign, exercising executive, legislative, judicial, regulatory or administrative authority or functions of or pertaining to government.

“Lien” shall mean any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), claim or other priority or preferential arrangement of any kind or nature whatsoever (other than a financing statement filed by a lessor in respect of an operating lease not intended as security).

“Material Adverse Effect” shall mean an event, matter, condition or circumstance which (a) has or would reasonably be expected to have a material adverse effect on the business, properties, results of operations, condition (financial or otherwise) or prospects of the Company; (b) would materially impair the ability of the Company to perform or observe its obligations under or in respect of the Transaction Documents; or (c) affects the legality, validity, binding effect or enforceability of any of the Transaction Documents or the perfection or priority of any Lien granted to the Investors (or any collateral agent on behalf thereof) under the Security Agreement.

“Organic Document” means, relative to any Person, its articles or certificate of incorporation, or certificate of limited partnership or formation, its bylaws, partnership or operating agreement or other organizational documents, and all stockholders agreements, voting trusts and similar arrangements applicable to any of its capital stock, partnership interests or other ownership interests.

“Permitted Liens” shall mean, as of any particular time, (a) Liens of taxes, assessments or other charges of an Governmental Authority not then delinquent or being contested as provided below, (b) Liens created in favor of the Investors (or any collateral agent on their behalf) pursuant to the Security Agreement, (c) any mechanic’s, worker’s, repairer’s, supplier’s, vendor’s or like Liens securing obligations arising in the ordinary course of business that (i) are not mature and not overdue, or (ii) both (x) are being contested in good faith and (y) as to which adequate reserves have been established on the books of the Company in accordance with GAAP or (z) that do not materially impair the value of the Collateral provided to the Investors (or any collateral agent on their behalf) pursuant to the Security Agreement and could not result in an aggregate liability in excess of $100,000 outstanding at any time, (d) Liens upon tangible personal property (which is acquired after the date hereof, and the cost of which, individually or in the aggregate, does not exceed $100,000 outstanding at any time) granted by the Company, each of which Liens was created solely to secure Debt incurred to finance the cost of such property (provided that no such Lien shall extend to cover any property other than the property so acquired), (e) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution, provided that such deposit account is not a dedicated cash collateral account, and (f) any Liens disclosed in writing to Investors and existing as of the date of the Closing under the Agreement. A contest referred to in this definition shall be permitted only if the execution or enforcement of the Lien being contested shall have been stayed as a result thereof and such contest could not be reasonably be expected to have a Material Adverse Effect.

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“Person” shall mean an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Required Investors” means Investors representing at least seventy percent (70%) of the aggregate outstanding principal amount of the Notes.

“Subsidiary” shall mean, with respect to any Person (herein referred to as the “parent”), any corporation, limited liability company, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by the parent, or (b) that is, at any time any determination is made, otherwise Controlled by, the parent or by the parent and one or more Subsidiaries of the parent.

SECTION 2

ISSUANCE OF NOTES AND WARRANTS; CONVERSION

2.1          Issuance of Notes. Subject to the terms and conditions of this Agreement, at each Closing (as defined below), the Company shall issue and sell to each Investor a secured convertible promissory note (each such note, a “Note” and collectively, the “Notes”) in the principal amount (the “Principal Amount”) equal to the amount set forth beneath the caption “Principal Amount” set forth opposite such Investor’s name on Exhibit A attached hereto, against payment (whether by cancellation of indebtedness of the Company or any subsidiary to such Investor or cash as contemplated below) by such Investor to the Company of the Principal Amount. The Notes shall each be in the form of Exhibit B attached hereto. The purchase price of each Note shall be equal to 100% of the principal amount of such Note. In no event shall the Company issue Notes under this Agreement in excess of an aggregate Principal Amount equal to Three Million Five Hundred Thousand Dollars ($3,500,000). Capitalized but otherwise undefined terms used herein shall have the meanings provided therefor in the Notes.

2.2          Warrants. In connection with the issuance of the Notes, each Investor shall also be issued warrants in the form attached as Exhibit C (“Warrants”) to purchase shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”) in the amounts contemplated herein. The number of shares issuable upon exercise of warrants shall initially be calculated based upon an amount equal to 100% of the Principal Amount of each Note divided by the Exercise Price of the warrants, (“Warrant Coverage”) and shall be set forth opposite each Investor’s name on Exhibit A; provided, however, that in the event that an Investor does not convert his respective Note or Notes in connection with the Qualified Financing as contemplated in Sections 2.3 and 2.5(a), then the Warrant Coverage with respect to any such Investor shall be calculated based upon an amount equal to 50% of the Principal Amount of each Note not so converted by such Investor. The Investors shall have the registration rights with respect to the shares of Common Stock issuable upon exercise of the Warrants as set forth in Section 6.4.

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2.3          Qualified Financing. For purposes of this Agreement, the term “Qualified Financing” shall mean the sale by the Company of shares of Common Stock, preferred stock or any other equity financing of the Company (“Equity Securities”) to investors in one or more transactions for gross cash proceeds to the Company of not less than Seven Million Dollars ($7,000,000).

2.4          Use of Proceeds. The proceeds from the issuance of the Notes shall be used for salaries, fees, general operating expenses and expenses incurred in connection with the transactions contemplated by this Agreement. The purchase of the Notes by you is not conditioned on the Company receiving a minimum amount of net proceeds in this offering and Investor acknowledges and agrees that (a) the net proceeds may not be sufficient to fund general operating expenses for any specified time, (b) the Company, in any event, will need to obtain additional funding for such purposes and (c) there cannot be any assurance that such funding will be available or, if available, that it will be available on terms acceptable to the Company.

2.5          Conversion.

(a)          Conversion into Common Stock. In the event that the Company, at any time after the date of issuance of the Notes and prior to the payment in full of the Notes, shall issue and sell shares of Equity Securities in connection with the Qualified Financing, then a portion or all of the outstanding principal amount and unpaid accrued interest of such Notes shall be converted, with the prior written consent of each Note holder, at the closing of the Qualified Financing, into shares of the Common Stock at a conversion price equal to the Bridge Conversion Price. In connection with such conversion, such Note holder agrees to execute and deliver to the Company any documents reasonably requested by the Company to be executed by such Note holder, thereby agreeing to be bound by all obligations and receive all rights thereunder. If the Company is unable to obtain such Note holder’s signature on any such document within three (3) Business Days of delivery thereof to such Note holder, whether due to any cause, then by the acceptance of such Notes, such Note holder hereby irrevocably designates and appoints the Company and each of its duly authorized officers and agents as such Note holder’s agent and attorney-in-fact, to act for and on such Note holder’s behalf and stead, to execute and deliver any such document with the same force and effect as if executed and delivered by such Note holder.

(b)          Conversion Procedure.

(i)          Transaction Documents. Upon the conversion of any Note pursuant to Section 2.5(a), such Note holder hereby agrees to execute and deliver to the Company all transaction documents entered into by purchasers participating in the Qualified Financing, including a purchase agreement, an investor rights agreement and other ancillary agreements, with customary representations and warranties by such purchasers and transfer restrictions, if applicable. Each such Note holder also agrees to deliver the original Notes at the closing of the Qualified Financing for cancellation. The Company shall, as soon as practicable thereafter, issue and deliver to such Note holder a certificate or certificates for the number of shares to which such Note holder shall be entitled upon such conversion and a check payable to such Note holder for any cash amounts payable as described in Section 2.5. Any conversion of such Note pursuant to Section 2.5 shall be deemed to have been made immediately prior to the closing of the Qualified Financing, and on and after such date the Persons entitled to receive the shares issuable upon such conversion shall be treated for all purposes as the record holder of such shares.

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(ii)         Fractional Shares; Effect of Conversion. No fractional shares shall be issued upon conversion of such Note. In lieu of the Company issuing any fractional shares to such Note holder upon the conversion of such Note, the Company shall pay to such Note holder an amount equal to the outstanding principal amount of such Note and unpaid accrued interest thereon not so converted. Upon conversion of such Note in full and the payment of the amounts specified in this paragraph, the Company shall be forever released from all its obligations and liabilities under such Note and such Note shall be deemed of no further force or effect, whether or not the original of such Note has been delivered to the Company for cancellation.

(c)          Other Conversion Right. Except as set forth in Section 2.5(a), each Note holder shall not be entitled to convert such Note.

SECTION 3

CLOSINGS

3.1          Initial Closing. The initial closing of the purchase and sale of Notes in the aggregate principal amount set forth on Exhibit A and the Warrants (the “Initial Closing”) shall be held at the offices of Sills Cummis & Gross, PC located at One Riverfront Plaza, Newark, New Jersey 07102 (“SCG”), on the date of this Agreement. In the event there is more than one closing, the term “Closing” shall apply to each such closing unless otherwise specified. In connection with the Initial Closing, each Investor shall wire their respective aggregate principal amount set forth on Exhibit A to the escrow agent pursuant to the wire instructions set forth on Schedule I.

3.2          Subsequent Closings. After the Initial Closing, the Company may sell at one or more subsequent closing (each such time and place is designated as a “Subsequent Closing”, and with the Initial Closing, the “Closings” and each, a “Closing”), on the same terms and conditions as those contained in this Agreement, additional Notes and Warrants, to one or more investors, provided that each such investor shall become a party to this Agreement and the Transaction Agreements (as defined below) and comply with the other terms and conditions of this Agreement. Exhibit A to this Agreement shall be updated to reflect the principal amount of Notes and Warrants purchased at each such Subsequent Closing and the parties purchasing such Notes and Warrants. In connection with each Subsequent Closing, each Investor shall wire their respective aggregate principal amount set forth on Exhibit A to the escrow agent pursuant to the wire instructions set forth on Exhibit A.

3.3          Conditions to each Closing. The several obligations of the Investors to purchase the Notes and the Warrants on the date of each Closing shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 3.3:

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(a)          Security Agreement. The Investors shall have received, executed and delivered by the Company and John Thomas Financial, Inc., as collateral agent, a security agreement (the “Security Agreement”) under which the Company grants to the Investors (or any other collateral agent on their behalf) a blanket security interest in all of its assets in substantially the form attached hereto as Exhibit D.

(b)          Limited Guaranty of Payment. Steve Leber, Joe Bernstein and Robert Cohen shall execute a Limited Guaranty of Payment (the “Limited Guaranty”) in substantially the form attached hereto as Exhibit E that provides for the guarantee of the loans made hereunder, joint and severally, provided that in no event shall such guarantors be liable (in the aggregate) for any amounts in excess of One Million and 00/100 Dollars ($1,000,000).

(c)          Other Documents, Certificates, etc. The Investors shall have received such other documents, certificates or other materials, as they may reasonably request from the Company.

(d)          Satisfactory Legal Form. This Agreement, the Notes and the Warrants to be delivered at such Closing, the Security Agreement, the Limited Guaranty, and any other certificates, documents, agreements and instruments delivered to the Investors under or in connection with this Agreement (the “Transaction Documents”) and other closing documents executed or submitted by or on behalf of the Company or any other Person shall be reasonably satisfactory in form and substance to the Investors, and the Investors shall have received such counterpart originals or such certified or other copies of such Transaction Documents and other closing documents, as the Investors may request. All legal matters incident to the transactions contemplated by the Transaction Documents shall be reasonably satisfactory to Investors.

(e)          Minimum Sale of Notes. The Company shall have sold at least Two Hundred Fifty Thousand Dollars ($250,000) in principal amount of the Notes in connection with the Initial Closing.

3.4          Delivery. At each Closing (a) each Investor shall deliver to the Company by wire transfer of immediately available funds or by surrender of notes or other evidence of indebtedness of the Company or any subsidiary, duly endorsed in blank, for cancellation (or a combination thereof) in the amount of such Investor’s Principal Amount, and (b) the Company shall execute and deliver to each such Investor (i) a Note in the name of the Investor, in a principal amount equal to such Investor’s Principal Amount and dated the date of such Closing and (ii) such Investor’s Warrant. Each such Note and Warrant shall be a binding obligation of the Company upon execution thereof by the Company and delivery thereof to an Investor.

SECTION 4

REPRESENTATIONS AND WARRANTIES OF INVESTORS

Each Investor hereby represents, warrants and covenants to the Company as follows:

4.1          Organization; Authority. If such Investor is an entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

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4.2          Validity; Enforcement. This Agreement and each of the Transaction Documents has been duly and validly authorized, executed and delivered by or on behalf of such Investor and constitutes the legal, valid and binding obligation of such Investor enforceable against such Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

4.3          No Conflicts. The execution, delivery and performance by such Investor of this Agreement and each of the Transaction Documents and the consummation by such Investor of the transactions contemplated hereby will not (a) result in a violation of the Organic Documents of such Investor or (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (b) and (c) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations hereunder.

4.4          Certain Trading Activities. Such Investor has not directly or indirectly, nor has any Person (as defined below) acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) during the period commencing as of the time that such Investor was first contacted by the Company regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by such Investor. “Short Sales” mean all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “1934 Act”) (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock). Notwithstanding the foregoing, in the case of a Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

4.5          Purchase for Own Account. Such Investor represents that it is acquiring (a) the Notes and the equity securities issuable upon conversion of the Notes, and (b) the Warrants and equity securities issuable upon exercise of the Warrants (collectively, the “Securities”) solely for investment for such Investor’s own account not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The acquisition by such Investor of any of the Securities shall constitute confirmation of the representation by such Investor that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, pledge, hypothecate or grant participations to such person or to any third person, with respect to any of the Securities.

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4.6          Disclosure of Information. Such Investor has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, results of operations and financial condition of the Company and that all such questions, if any, have been answered to such Investor’s full satisfaction. Such Investor has reviewed the Company’s reports, filings and registration statements filed with the SEC.

4.7          Investment Experience. Either (a) such Investor or its officers, directors, managers or controlling persons has a preexisting personal or business relationship with the Company or its officers, directors or controlling persons, or (b) such Investor, by reason of its own business and financial experience, has the capacity to protect its own interests in connection with the investment contemplated hereby. Such Investor represents that it is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Such Investor acknowledges that any investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

4.8          Accredited Investor. Such Investor (a) represents that it is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect, and (b) is aware that the sale of Securities (including the Common Stock issuable upon the conversion of the Notes and the exercise of the Warrants) to it is being made in reliance on a private placement exemption from registration under the Securities Act, based upon representations by the Investor and by other purchasers of the Securities.

4.9          Risk Factors. Such Investor is aware that an investment in the Securities involves substantial risks and such Investor has reviewed the “Risk Factors” contained in the Company’s Confidential Private Placement Memorandum, dated November 7, 2012. The purchase of the Securities must be regarded as the placing of funds at high risk in a new venture with all of the unforeseen costs, expenses, problems and difficulties to which such ventures are subject. There can be no assurance that the Company will be able to successfully implement its business plan or develop into a successful or profitable business.

4.10        No General Solicitation. Such Investor acknowledges that the Securities were not offered to such Investor by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (a) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (b) any seminar or meeting to which such Investor was invited by any of the foregoing means of communications.

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4.11        Independent Investment. No Investor has agreed to act with any other Investor for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the 1934 Act, and each Investor is acting independently with respect to its investment in the Securities.

4.12        No Governmental Review. Such Investor understands that no United States federal or state agency or any other governmental agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

4.13        Participation by Affiliates. Such Investor acknowledges and agrees that the officers, directors, affiliates and other insiders of the Company are permitted to purchase Securities and that any such provisions shall be counted toward the amount of the Notes.

4.14        Brokers. Other than to John Thomas Financial, Inc., such Investor has no knowledge of any brokerage or finder’s fees or commissions that are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement.

4.15        Correctness of Representation; Reliance. Such Investor understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirement of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire Securities. Such Investor further represents and warrants that this Agreement does not contain any untrue statement or material fact or omit any material fact concerning such Investor. Such Investor agrees, acknowledges and understands that the Company and its counsel are entitled to rely on the representations, warranties and covenants made by such Investor herein.

4.16        Certain Transactions and Confidentiality. Each Investor, severally and not jointly with the other Investors, covenants that it will not execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to a press release as described in Section 4.10.

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4.17        Restrictions on Transfer. Such Investor understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Act”), only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act. Investor understands that, unless sold pursuant to a registration statement that has been declared effective under the Securities Act or in compliance with Rule 144, the Company may require that the Securities bear a legend referring to the foregoing restrictions (it being agreed that if the Securities are not certificated, other appropriate restrictions shall be implemented to give effect to the foregoing). SUCH INVESTOR UNDERSTANDS AND ACKNOWLEDGES HEREIN THAT AN INVESTMENT IN THE COMPANY’S SECURITIES INVOLVES AN EXTREMELY HIGH DEGREE OF RISK AND MAY RESULT IN A COMPLETE LOSS OF ITS INVESTMENT. Such Investor understands that the Securities have not been and will not be registered under the Act and have not been and will not be registered or qualified in any state in which they are offered, and thus the Investor will not be able to resell or otherwise transfer its Securities unless they are registered under the Act and registered or qualified under applicable state securities laws, or an exemption from such registration or qualification is available. Such Investor has no immediate need for liquidity in connection with this investment and does not anticipate that it will need to sell its Securities in the foreseeable future.

4.18        Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and any other agreement which the purchasers of the Company’s Common Stock are required to execute and deliver in connection with the Qualified Financing, and:

(a)          there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b)          (i) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act.

SECTION 5

Representations and Warranties of the Company

The Company hereby represents and warrants to each Investor (other than any Investor who is a director, officer or a beneficial owner of 10% or more of the Common Stock) that:

5.1          Organization, Good Standing and Qualification; Licenses. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority, and holds all governmental licenses, permits, registrations and other approvals required under applicable law, to own and hold under lease its property and to carry on its business as now conducted and as proposed to be conducted, except where the failure to hold any such licenses, permits, registrations and other approvals could not result in a Material Adverse Effect. The Company is qualified to do business in each jurisdiction where the nature of its properties of the conduct of its business requires it to be so qualified to do business and where the failure so to qualify could result in a Material Adverse Effect.

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5.2          Authorization. All action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Securities, has been taken or will be taken prior to the Closing. Each of the Transaction Documents to which the Company is a party constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5.3          Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company.

5.4          Absence of Required Consents; No Violations. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Transaction Documents, except for such filing(s) pursuant to applicable state securities laws as may be necessary, which filings will be timely effected after the Closing, and except for recordings or filings in connection with the perfection of the Liens on the Collateral in favor of the Investors (or any collateral agent on their behalf). The Company is not in violation or default (a) of any provision of its Organic Documents (as defined below), or (b) in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to its knowledge, of any provision of any federal or state statute, rule or regulation which is, to the Company’s knowledge, applicable to the Company, except in the case of this clause (b) for such violations or defaults which could not reasonably be expected to result in a Material Adverse Effect. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any Lien upon any material assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties, except for such results which could not reasonably be expected to result in a Material Adverse Effect. For purposes of this Agreement, the term “Organic Document” means its certificate of incorporation, its by-laws and all stockholders agreements, voting trusts and similar arrangements applicable to any of its capital stock.

5.5          Licenses and Intellectual Property Rights. The Company possesses all licenses, patents, trademarks, trade names, service marks, copyrights, and other intellectual property rights, free from burdensome restrictions necessary to enable it to conduct its business as presently conducted, except for those the lack of which could not reasonably be expected to have a Material Adverse Effect.

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5.6          Offering. Subject in part to the truth and accuracy of each Investor’s representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Notes and Warrants as contemplated by this Agreement are exempt from the registration requirements of the Act and will not result in a violation of the qualification or registration requirements of the any applicable state securities laws.

5.7          Warrants. The shares of Common Stock issuable upon conversion of the Warrants, when issued, sold and delivered in accordance with the terms of the Warrants for the consideration expressed therein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, any agreement reasonably requested by the Company to be executed by the Investors as if such Investors were investors in the Qualified Financing, and under applicable state and federal securities laws.

5.8          Placement Agent. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Investor or its investment advisor) relating to or arising out of the transactions contemplated hereby. Other than John Thomas Financial, Inc., neither the Company nor any of its Subsidiaries has engaged any financial advisor, any placement agent or any other agent in connection with the offer or sale of the Securities.

5.9          No Integrated Offering. None of the Company, the Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

5.10        SEC Documents; Financial Statements. Since February 23, 2012, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to the Investors which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

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5.11        Absence of Certain Changes. Since February 23, 2012, except as disclosed in subsequent SEC Documents filed prior to the date hereof, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since February 23, 2012, except as disclosed in subsequent SEC Documents filed prior to the date hereof, neither the Company nor any of its Subsidiaries has (a) declared or paid any dividends other than by Subsidiaries to the Company, (b) sold any material assets, individually or in the aggregate, outside of the ordinary course of business or (c) made any material capital expenditures, individually or in the aggregate. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing will not be, insolvent. Neither the Company nor any of its Subsidiaries has engaged in business or in any transaction, and is not about to engage in business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital.

5.12        Disclosure of Transactions. The Company shall, on or before 9:15 a.m., New York time, on the fourth (4th) Business Day after the date of this Agreement, issue one or more press releases (collectively, the “Press Release”) reasonably acceptable to John Thomas Financial, Inc. disclosing all the material terms of the transactions contemplated hereby. On or before 9:15 a.m., New York time, on the fourth (4th) Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated hereby (including all attachments, the “8-K Filing”).

5.13        Blue Sky. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Investors.

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SECTION 6

COVENANTS

6.1          Affirmative Covenants. So long as any indebtedness under any Note remains outstanding, the Company shall:

(a)          Compliance with Laws. Comply in all material respects with applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same becomes delinquent, all taxes, assessments, and charges imposed upon it or upon its property by any Governmental Authority, except to the extent that the Company contests any such tax, assessment or charge in good faith, for which adequate reserves are being established and maintained.

(b)          Notice of Defaults and Events of Defaults. Provide to the Agent, as soon as possible and in any event within three (3) days after the occurrence thereof, with written notice of each event which either (i) is an Event of Default, or (ii) with the giving of notice or lapse of time or both would constitute an Event of Default, in each case setting forth the details of such event and the action which is proposed to be taken by the Company with respect thereto.

(c)          Governmental Approvals. Promptly obtain and maintain any and all authorizations, consents, approvals, licenses, franchises, concessions, leases, rulings, permits, certifications, exemptions, filings or registrations by or with any Governmental Authority material and necessary for the Company to conduct its business and own (or lease) its properties or to execute, deliver and perform the Transaction Document.

(d)          Maintenance. Conduct its business in a manner consistent with relevant industry standards.

6.2          Collateral Agent.

(a)          Each Investor hereby irrevocably designates and appoints John Thomas Financial, Inc., as collateral agent (“Agent”) to act as its sole and exclusive agent for such Investor in connection with the Notes, the Limited Guaranty and the Security Agreement, and irrevocably authorizes Agent to take such action on its behalf under the provisions of the Notes, the Limited Guaranty and the Security Agreement, and to exercise such powers and perform all such duties as are expressly delegated to the Agent by the terms of this Agreement, the Limited Guaranty and the Security Agreement, together with such other powers as are reasonably incidental thereto. Except as provided herein, in performing its functions under this Agreement, the Agent is acting solely as an agent of the Investors, and the Agent does not assume, and is not to be deemed to have assumed, an agency or other fiduciary relationship with the Company.

(b)          Each Investor hereby covenants and agrees that only the Required Investors shall have the right, but not the obligation, to undertake the following actions (it being expressly understood that less than the Required Investors hereby expressly waive the following rights that they may otherwise have under the Transaction Documents):

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(i)          Acceleration. If an Event of Default occurs, after the applicable cure period, if any, the Required Investors may, on behalf of all the Investors, instruct the Agent to provide to the Company notice to cure such default and/or pursue such remedies or actions as set forth in Section 7.2 hereof or in the Notes;

(ii)         Enforcement. Upon the occurrence of any Event of Default after the applicable cure period, if any, the Required Investors may instruct the Agent to proceed to protect, exercise and enforce, on behalf of all the Investors, their rights and remedies under the Transaction Documents against the Company, and such other rights and remedies as are provided by law or equity, all in accordance with the Transaction Documents;

(iii)        Waiver of Past Defaults. The Required Investors may instruct the Agent to waive any Event of Default in accordance with the terms of Section 8.7 hereof and the Notes by written notice to the Company and the other Investors; and

(iv)        Amendment. The Required Investors may instruct the Agent to waive, amend, supplement or modify any term, condition or other provision in the Notes or Transaction Documents in accordance with the terms of the Notes or Transaction Documents so long as such waiver, amendment, supplement or modification is made with respect to all of the Notes and with the same force and effect with respect to each of the Investors.

(v)         Permitted Subordination. The Required Investors may instruct the Agent to agree to subordinate any Collateral to any claim and may enter into any agreement with the Company to evidence such subordination; provided, however, that subsequent to any such subordination, each Note shall remain pari passu with the other Notes held by the Investors.

(vi)        Further Actions. The Required Investors may instruct the Agent to take any action that it may take under this Agreement by instructing the Agent in writing to take such action on behalf of all the Investors.

(c)          The Agent does not have any (i) duty, responsibility, obligation or liability to any Investor, except for those duties, responsibilities, obligations and liabilities expressly set forth in this Agreement, or (ii) fiduciary relationship with any Investor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities are to be read into this Agreement or the other documents, or otherwise exist against the Agent.

(d)          Each Investor shall be bound by all actions and omissions of Agent, and Company may rely on the authority of the Agent in all matters relating to the Notes, and the relationship of the Investors with the Company.

(e)          The Investors shall not take any actions with respect to the Notes on their own, and shall act solely through the Agent in connection with the administration, enforcement and collection of the Notes and the perfection of all security interests and liens securing the Notes.

(f)          The Agent may execute any of its duties under this Agreement and all ancillary documents by or through agents or attorneys, and is entitled to the advice of counsel concerning all matters pertaining to such duties.

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(g)          Power of Attorney.

(i)          To effectuate the terms and provisions hereof, the Investors hereby appoint the Agent as their attorney-in-fact (and the Agent hereby accepts such appointment) for the purpose of carrying out the provisions of this Agreement including, without limitation, taking any action on behalf of, or at the instruction of, the Required Investors at the written direction of the Required Investors and executing any consent authorized pursuant to this Agreement and taking any action and executing any instrument that the Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof.

(ii)         All acts done under the foregoing authorization are hereby ratified and approved and neither the Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct.

(iii)        This power of attorney, being coupled with an interest, is irrevocable while the Security Agreement remains in effect. Neither the Agent nor any of its officers, directors, employees, agents, or attorneys is liable to any Investor for any action lawfully taken or not taken by the Agent or such person under or in connection with this Agreement and the other related documents (except for the Agent’s or such person's gross negligence or willful misconduct).

(h)          Neither the Agent nor any of its officers, directors, employees, agents, or attorneys is liable to any Investor for any action lawfully taken or not taken by the Agent or such person under or in connection with this Agreement and the other related documents (except for the Agent’s or such person's gross negligence or willful misconduct).

(i)          The Agent is entitled to rely, and will be fully protected in relying, upon legal counsel, independent public accountants and experts selected by Agent, and is not liable to the Investors for any action taken or not taken in good faith based upon the advise of such counsel, accountants or experts. In addition, the Agent is entitled to rely, and is fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document believed by the Agent in good faith to be genuine and correct, and to have been signed, sent or made by the proper person or persons. The Agent is fully justified in taking or refusing to take any action under this Agreement and the other related documents unless the Agent (i) receives the advice or consent of the Investors or the Required Investors, as the case may be, in a manner that the Agent deems appropriate, or (b) is indemnified by the Investors to the Agent’s satisfaction against any and all liability, cost and expense which may be incurred by the Agent by reason of taking or refusing to take any such action. The Agent is in all cases fully protected in acting, or in refraining from acting, under this Agreement and the other related documents in accordance with a request of all Investors or the Required Investors, as the case may be, and such request and any action taken or failure to act pursuant thereto is binding upon all Investors.

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(j)          The Agent may resign and be discharged of its duties hereunder at any time by giving written notice of such resignation to the other parties hereto, stating the date such resignation is to take effect. Within five (5) days of the giving of such notice, a successor collateral agent shall be appointed by the Required Investors; provided, however, that if the Investors are unable so to agree upon a successor within such time period, and notify the Agent during such period of the identity of the successor collateral agent, the successor collateral agent may be a person designated by the Agent, and any and all fees of such successor collateral agent shall be the joint and several obligation of the Investors. The Agent shall continue to serve until the effective date of the resignation or until its successor accepts the appointment and receives the Collateral held by the Agent but shall not be obligated to take any action hereunder. The Agent may deposit any Collateral with the Supreme Court of the State of New York for New York County or any such other court in New York State that accepts such Collateral.

(k)          The Investors hereby agree to indemnify, reimburse and hold harmless the Agent and its directors, officers, employees, attorneys and agents, jointly and severally, from and against any and all claims, liabilities, losses and expenses that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Agreement or the Collateral, except such as are occasioned by the indemnified person's own gross negligence or willful misconduct.

6.3          Negative Covenants. So long as any indebtedness under any Note remains outstanding, the Company shall not incur any Debt that is senior in right of payment to the Notes, permit any of its Subsidiaries to incur indebtedness or permit any Lien to attach to any of the assets of the Company or any Subsidiary, other than Permitted Liens.

6.4          Registration Rights. If the Company completes a Qualified Financing, then each Investor shall have the right to include any shares of Common Stock issued to such Investor upon the conversion of its Note or the exercise of its Warrant in any registration statement filed to register the resale of shares of Common Stock issued in such Qualified Financing or in any other registration statement in which investors in such Qualified Financing (“Qualified Financing Investor”) have the right to include shares of Common Stock, including pursuant to any demand, piggy-back or incidental rights. The inclusion of shares of Common Stock by any Investor pursuant hereto shall be subject to all the requirements, limitations or qualifications to which any Qualified Financing Investor is subject. Each Investor hereby agrees to execute and deliver any such agreements, documents, instruments or acknowledgements as may be required by the Company to effect the foregoing. The Company will register for resale the shares of Common Stock issuable upon exercise of the Warrants in connection with any registration statement that it files with respect to a Qualified Financing, or within ninety (90) days of the Maturity Date (as defined in the Notes), whichever is earlier. The Company shall pay all expenses incurred by the Company in complying with this Section 6.4, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, and fees of the Company’s transfer agents and registrars.

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SECTION 7

DEFAULT

7.1          Events of Default. For purposes of this Agreement and the Notes, any of the following events which shall occur shall constitute an “Event of Default”:

(a)          any indebtedness under any Note is not paid when and as the same shall become due and payable, whether at maturity, by acceleration, or otherwise, and any such amount shall remain unpaid for a period of thirty (30) days after the due date thereof;

(b)          default shall occur in the observance or performance of any covenant, obligation or agreement of the Company contained in any provisions of the Notes, this Agreement or the Security Agreement and such default shall continue uncured for a period of thirty (30) days after the Company knew of the event or circumstances giving rise to such default, or any “Event of Default” shall exist under the Security Agreement (as defined therein);

(c)          any representation, warranty or certification made by the Company herein or in this Agreement or the Security Agreement or in any certificate, report, document, agreement or instrument delivered pursuant to any provision hereof or thereof shall prove to have been false or incorrect in any material respect on the date or dates as of which made (any such falsity being a “Representation Default”) and, to the extent the event or circumstances giving rise to such Representation Default is amenable to being cured such that the Representation Default would no longer exist, such Representation Default shall continue uncured for a period of thirty (30) days after the Company knew of the event or circumstances giving rise to such Representation Default;

(d)          the Company shall (A) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of itself or any part of its property, (B) become subject to the appointment of a receiver, trustee, custodian or liquidator for itself or any part of its property if such appointment is not terminated or dismissed within ninety (90) days, (C) make an assignment for the benefit of creditors, (D) fail generally or admit in writing to its inability to pay its debts as they become due, (E) institute any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, or file a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any insolvency law, or file an answer admitting the material allegations of a bankruptcy, reorganization or insolvency petition filed against it, or (F) become subject to any involuntary proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within ninety (90) days of filing, or have an order for relief entered against it in any proceeding under the United States Bankruptcy Code;

(e)          the Company shall (i) liquidate, wind up or dissolve (or suffer any liquidation, wind-up or dissolution), (ii) suspend its operations other than in the ordinary course of business, or (iii) take any action to authorize any of the actions or events set forth above in this Section 7.1(e);

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(f)          any final judgment for the payment of money in excess of $50,000 shall be rendered against the Company which judgment is not, within ninety (90) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within ninety (90) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not constitute an Event of Default so long as the Company provides Investors a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to Investors) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within ninety (90) days of the issuance of such judgment; or

(g)          a change of Control of the Company.

7.2          Consequences of Events of Default. If any Event of Default shall occur for any reason, whether voluntary or involuntary, and be continuing, the Required Investors may, upon notice or demand, declare the outstanding indebtedness under the Notes to be due and payable, whereupon the outstanding indebtedness under all of the Notes shall be and become immediately due and payable, and the Company shall immediately pay to the Investors all such indebtedness. Any payments hereunder shall be paid pro rata to the Investors (pro rata shall be based upon the outstanding principal amount of each Note). Upon the occurrence of any of the events specified in 7.1(d), then all indebtedness under the Notes shall automatically be due and payable immediately without notice or demand of any kind. The Company agrees to pay Investor all out-of-pocket costs and expenses incurred by the Investors in any effort to collect indebtedness under the Notes, including attorneys’ fees and fees and expenses incurred by the Agent, and to pay interest at the Applicable Rate hereunder on such costs and expenses to the extent not paid when demanded.

SECTION 8

MISCELLANEOUS

8.1          Survival of Representations, Warranties and Covenants. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

8.2          Successors and Assigns. Except as otherwise provided therein, the terms and conditions of this Agreement and the other Transaction Documents shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities); provided, however, that the Company may not assign or transfer its rights or obligations hereunder or under the other Transaction Documents without the prior written consent of all Investors. The Securities shall be transferable upon obtaining the prior written consent of the Company and subject to compliance with applicable securities laws and Section 3. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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8.3          Governing Law; Venue; Jury Trial Waiver. This Agreement is to be construed in accordance with and governed by the laws of the State of New York. The Company hereby agrees that any legal action or proceeding against it with respect to this Agreement or any of the other Transaction Documents may be brought in the state courts of the State of New York, New York County, or of the federal courts of the United States of America located in the Southern District of the State of New York as any Investor may elect, and, by execution and delivery hereof, the Company accepts and consents for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by the Required Investors in writing, with respect to any action or proceeding brought by the Company against the Investors. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing herein shall affect the right of any Investor to bring proceedings against the Company in the courts of any other jurisdiction. EACH OF THE INVESTORS AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE INVESTORS ENTERING INTO THIS AGREEMENT.

8.4          Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.5          Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.6          Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile or e-mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (c) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Grandparents.Com, Inc.

589 Eighth Avenue, 6th floor

New York NY 10018

Telephone: (917) 365-3651

Facsimile: (847) 589-3877

Email: joebernstein@me.com

Attention: Joseph Bernstein

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With copies (for informational purposes only) to:

Sills Cummis & Gross PC

One Riverfront Plaza

Newark, New Jersey 07102

Telephone: (973) 643-7000

Facsimile: (973) 643-6500

Attention: Jeffrey L. Wasserman, Esq.

If to a Investor, to its address and facsimile number set forth on Exhibit A, with copies to such Investor’s representatives as set forth on the signature pages hereto, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (iii) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

8.7          Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only if such amendment, modification or waiver is in writing and only with the written consent of the Company and the Required Investors. Any amendment or waiver affected in accordance with this section shall be binding upon each holder of any Securities acquired under this Agreement at the time outstanding (including securities into which such Securities are convertible), each future holder of all such Securities, and the Company.

8.8          Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

8.9          Register. The Company shall maintain at its principal executive offices a register for the Securities, in which the Company shall record the name and address of the person in whose name the Securities have been issued (including the name and address of each transferee) and the amount of the Securities held by such person. The Company shall keep the register open and available during business hours for inspection by the Investors or their legal representatives upon prior written notice.

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8.10        Interpretation. In this Agreement and the other Transaction Documents, except to the extent the context otherwise requires: (a) any reference in this Agreement or other Transaction Document to a Section, a Schedule or an Exhibit is a reference to a Section thereof, a schedule thereto or an exhibit thereto, respectively, and to a subsection thereof or a clause thereof is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears; (b) the words “hereof,” “herein,” “hereto,” “hereunder” and the like mean and refer to this Agreement or other Transaction Document as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears; (c) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (d) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto; (e) references to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to; and (f) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement or other Transaction Document.

8.11        Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described in this Agreement and the other Transaction Documents and contemplated hereby and thereby and to carry into effect the intents and purposes of this Agreement and the other Transaction Documents.

8.12        Independent Nature of Investors. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its subsidiaries which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Except as otherwise provided in any Transaction Document, each Investor shall be entitled to independently protect and enforce its rights, including without limitations the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

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8.13        Confidentiality.

(a)          The Investors shall hold all non-public, proprietary or confidential information with respect to the Company obtained pursuant to or in connection with this Agreement in accordance with their customary procedures for handling confidential information of this nature; provided, however, that the Investors may make disclosure of any such information (a) to their respective examiners, Affiliates, outside auditors, counsel, consultants, appraisers and other professional advisors in connection with this Agreement, (b) to any proposed transferee in connection with the contemplated transfer of any Securities (subject to receipt of a confidentiality agreement in which such transferee agrees to an obligation of confidentiality substantially similar to the terms of this Section 8.13, (c) as required or requested by any Governmental Authority or representative thereof or in connection with the enforcement hereof or of any Transaction Document or related document or pursuant to legal process, (d) when otherwise required to do so in accordance with applicable law, or (e) with the prior written consent of the Company. Notwithstanding the foregoing, such obligation of confidentiality shall not apply if the information or substantially similar information (i) is rightfully received by any Investor from a Person other than the Company or any of its Affiliates without the Investor being under an obligation to such Person not to disclose such information, or (ii) is or becomes part of the public domain.

(b)          Each Investor hereby acknowledges that it is aware that the United States securities laws prohibit any person who has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

8.14        Entire Agreement. This Agreement, the Transaction Documents, the exhibits, schedules and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

*       *       *

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

GRANDPARENTS.COM, INC.

By:
Name: Joseph Bernstein
Title: Co-Chief Executive Officer

[Company Signature Page to Note Purchase Agreement]

[INVESTOR SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor:

Signature of Authorized Signatory of Investor:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

State of Residency / Domicile:

Address for Notice of Investor:

Attention:
Telephone No.:
Facsimile No.:

Address for Delivery of Notes and Warrants for Investor (if not same as address for notice):

Attention:

Principal Amount of Notes: ____________ (the “Purchase Price”)

EIN Number or SSN: [PROVIDE THIS UNDER SEPARATE COVER]